NEWS BULLETIN
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Old Republic International Corporation
307 North Michigan Avenue, Chicago, Illinois 60601-5382, 312/346-8100
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For Further Information:

AT OLD REPUBLIC:                        AT FINANCIAL RELATIONS BOARD:
A.C. Zucaro                             Leslie Loyet
Chairman & CEO                          Analysts/Investors
(312) 346-8100                          (312) 640-6672
                                        lloyet@financialrelationsboard.com

AT FINANCIAL RELATIONS BOARD:
Tim Grace
Media Inquiries
(312) 640-6667
tgrace@financialrelationsboard.com

--------------------------------------------------------------------------------

FOR IMMEDIATE RELEASE                                                 NYSE: ORI
THURSDAY, JULY 27, 2006

           OLD REPUBLIC REPORTS SECOND QUARTER AND FIRST HALF RESULTS SUPPORTED BY CONTINUED STRENGTH OF GENERAL INSURANCE LINES

  ---------------------------------------------------------------------------

Chicago-July 27, 2006 - Old Republic International Corporation (NYSE:ORI), today announced the following results for the second quarter and first half of 2006:

------------------------------------------------------------------------------------------------------------------------------------
                                                       Financial Highlights

           (unaudited; amounts in millions except per share data and percentages; all per share amounts are shown on a diluted basis and have been restated retroactively to reflect the 25% stock dividend issued in December 2005)

 ----------------------------------------------------------------------------------------------------------------------------------
                                                     Quarters Ended June 30,                      Six Months Ended June 30,
                                            ------------------------------------------   ------------------------------------------
                                                2006           2005          Change          2006           2005          Change
                                            ------------   ------------   ------------   ------------   ------------   ------------
 Operating Revenues                         $     940.7    $     932.1            .9%    $   1,876.1    $   1,804.4           4.0%
 Net Operating Income                       $     121.3    $     163.9*        -26.0%    $     233.8    $     273.0*        -14.4%
 Net Income                                 $     126.6    $     172.3*        -26.5%    $     244.0    $     286.6*        -14.8%
 Diluted Earnings Per Share:
  Net operating income:
   Before non-recurring tax benefit         $      0.52    $      0.51           2.0%    $      1.01    $      0.98           3.1%
   2005 non-recurring tax benefit                  -              0.20                            -            0.20
                                            ------------   ------------                  ------------   ------------
   Total                                           0.52           0.71         -26.8%           1.01           1.18         -14.4%
  Net realized investment gains                    0.02           0.03                          0.04            .06
                                            ------------   ------------                  ------------   ------------
  Net income                                $      0.54    $      0.74         -27.0%    $      1.05    $      1.24         -15.3%
                                            ============   ============                  ============   ============

 * Includes non-recurring income tax and related accumulated interest recovery of $45.9 after tax.
 ----------------------------------------------------------------------------------------------------------------------------------

Second quarter and first half 2006 earnings were constrained by the accelerated recognition of stock option expenses of $4.1 million ($2.6 million after tax or one cent per diluted share). The additional charge stems from second quarter option grants to employees who meet certain age and service criteria, typically

                                     -more-

Old Republic Interantional Corporation
Add 1

long-term employees who are ages 57 or older. Under the recently issued Statement of Financial Accounting Standards No. 123R, "Share-Based Payment", the values attributed to such options must be expensed immediately.

On the other hand, second quarter and first half 2005 earnings were enhanced by the posting of a non-recurring recovery of income taxes and related accumulated interest of $57.9 million ($45.9 million net of tax, or 20 cents per diluted share). The recovery stemmed from a favorable resolution of the Company's claim for a permanent Federal income tax refund applicable to the three years ended December 31, 1990.

Consolidated Results

The major components of Old Republic's consolidated operating revenues and income were as follows for the periods being reported upon:

                                                                       ($ in millions, except share data)
                                            ----------------------------------------------------------------------------------------
                                                     Quarters Ended June 30,                      Six Months Ended June 30,
                                            ------------------------------------------    ------------------------------------------
                                                2006           2005          Change           2006           2005           Change
                                            -----------    ------------   ------------    -----------    ------------    -----------
 Operating revenues:
   General insurance                        $    531.5     $     513.2           3.6%     $  1,048.4     $     995.8           5.3%
   Mortgage guaranty                             131.0           130.3            .6           262.3           257.3           1.9
   Title insurance                               253.8           268.2          -5.3           514.2           506.6           1.5
   Corporate and other                            24.2            20.3                          51.0            44.5
                                            -----------    ------------   ------------    -----------    ------------    -----------
      Total                                 $    940.7     $     932.1            .9%     $  1,876.1     $   1,804.4           4.0%
                                            ===========    ============   ============    ===========    ============    ===========
 Pretax operating income (loss):
   General insurance                        $    105.2     $      86.4          21.7%     $    202.3     $     171.3          18.1%
   Mortgage guaranty                              63.7            67.9          -6.1           123.8           132.5          -6.6
   Title insurance                                12.1            22.8         -46.8            19.7            35.6         -44.5
   Corporate and other                            (2.9)           (2.6)                         (3.3)           (4.3)
                                            -----------    ------------   ------------    -----------    ------------    -----------
      Sub total                                  178.2           174.6           2.0           342.6           335.2           2.2
                                            -----------    ------------   ------------    -----------    ------------    -----------
 Realized investment gains (losses):
   From sales                                      8.1            12.9                          15.7            26.0
   From impairments                                -               (.1)                          -              (5.2)
                                            -----------    ------------                   -----------    ------------
      Net realized investment gains                8.1            12.8                          15.7            20.8
                                            -----------    ------------   ------------    -----------    ------------    -----------
 Consolidated pretax income                      186.4           187.5           -.6           358.3           356.0            .7
      Income taxes                                59.7            15.2         293.1           114.3            69.4          64.6
                                            -----------    ------------   ------------    -----------    ------------    -----------
 Net income                                 $    126.6     $     172.3         -26.5%     $    244.0     $     286.6         -14.8%
                                            ===========    ============   ============    ===========    ============    ===========
 Consolidated underwriting ratio:
      Benefits and claims ratio                  44.1%           43.6%                         43.7%           43.7%
      Expense ratio                              43.8            44.0                          45.1            44.3
                                            -----------    ------------                   -----------    ------------
           Composite ratio                       87.9%           87.6%                         88.8%           88.0%
                                            ===========    ============                   ===========    ============
 Components of diluted net income per share:
   Net operating income:
     Before non-recurring tax benefit       $     0.52     $      0.51           2.0%     $     1.01     $      0.98           3.1%
     2005 non-recurring tax benefit               -               0.20                          -               0.20
                                            -----------    ------------   ------------    -----------    ------------    -----------
     Total                                        0.52            0.71         -26.8            1.01            1.18         -14.4
   Net realized investment gains                  0.02            0.03                          0.04             .06
                                            -----------    ------------   ------------    -----------    ------------    -----------
   Net income                               $     0.54     $      0.74         -27.0%     $     1.05     $      1.24         -15.3%
                                            ===========    ============   ============    ===========    ============    ===========

                                     -more-

Old Republic International Corporation
Add 2

Consolidated results are provided in terms of both operating and net income to highlight the effect of realized investment gain or loss recognition on period-to-period comparisons. Recognition of such gains or losses can be highly discretionary and arbitrary due to such factors as the timing of individual securities sales, recognition of losses from write-downs of impaired securities, tax-planning considerations, and changes in investment management judgments relative to the direction of securities markets or the future prospects of individual investees or industry sectors.

General Insurance Results

The General Insurance Group's operating performance continued at high levels for the latest quarter and year-to-date periods. Key indicators of that performance follow:

                                                                               ($ in millions)
                                        --------------------------------------------------------------------------------------------
                                                   Quarters Ended June 30,                        Six Months Ended June 30,
                                        --------------------------------------------    --------------------------------------------
                                            2006            2005           Change           2006            2005           Change
                                        ------------    ------------    ------------    ------------    ------------    ------------
 Net premiums earned                    $     473.0     $     461.3            2.5%     $     933.0     $     892.4            4.5%
 Net investment income                         53.7            47.8           12.3            106.6            95.7           11.5
 Pretax operating income                $     105.2     $      86.4           21.7%     $     202.3     $     171.3           18.1%
                                        ============    ============    ============    ============    ============    ============

 Claims ratio                                 65.6%           67.5%                           65.0%           67.2%
 Expense ratio                                23.4            24.0                            24.6            24.2
                                        ------------    ------------                    ------------    ------------
   Composite ratio                            89.0%           91.5%                           89.6%           91.4%
                                        ============    ============                    ============    ============

Earned premium growth of 2.5 percent in this year's second quarter fell short of expectations. For the first half of the year, net premiums earned grew by 4.5 percent. For the first six months of 2006, the Company experienced double digit premium growth among its trucking, and home and extended warranty coverages while nearly all other lines reflected few or no increases. General insurance underwriting margins, however, remained at highly satisfactory levels due to the relative stability of overall claim and productions costs. Net investment income climbed at low double digit rates, benefiting from the combination of a greater invested asset base and rising yields on fixed maturity securities.

Mortgage Guaranty Results

Old Republic's Mortgage Guaranty Group posted moderately lower year-over-year pretax operating earnings in the second quarter and first half of 2006. Key indicators of this segment's performance follow:

                                                                               ($ in millions)
                                        --------------------------------------------------------------------------------------------
                                                   Quarters Ended June 30,                        Six Months Ended June 30,
                                        --------------------------------------------    --------------------------------------------
                                            2006            2005           Change           2006            2005           Change
                                        ------------    ------------    ------------    ------------    ------------    ------------
 Net premiums earned                    $     110.2     $     108.5            1.5%     $     219.2     $     213.9            2.5%
 Net investment income                         17.6            17.4            1.2             36.8            35.0            5.2
 Pretax operating income                $      63.7     $      67.9           -6.1%     $     123.8     $     132.5           -6.6%
                                        ============    ============    ============    ============    ============    ============

 Claims ratio                                 35.6%           31.5%                           37.2%           31.9%
 Expense ratio                                22.6            22.0                            23.1            22.5
                                        ------------    ------------                    ------------    ------------
   Composite ratio                            58.2%           53.5%                           60.3%           54.4%
                                        ============    ============                    ============    ============

Mortgage Guaranty premium revenue trends for this year's first half reflected the combination of slightly improved business persistency, lower overall mortgage originations, and a sharp decline in bulk insurance production. The

                                     -more-

Old Republic International Corporation
Add 3

higher composite underwriting ratio for 2006 periods was largely driven by higher claim costs. The rise in claim costs stemmed primarily from higher paid claims as well as expectations of greater claim frequency for the traditional primary business. Lower underwriting profit margins evidenced by this year's higher composite ratio were partially offset by a slight increase in net investment income.

Title Insurance Results

Old  Republic's  Title  Insurance  segment   registered   significant  drops  in
profitability for the 2006 periods reported upon. Key indicators of that performance follow:

                                                                               ($ in millions)
                                        --------------------------------------------------------------------------------------------
                                                   Quarters Ended June 30,                        Six Months Ended June 30,
                                        --------------------------------------------    --------------------------------------------
                                            2006            2005           Change           2006            2005           Change
                                        ------------    ------------    ------------    ------------    ------------    ------------
 Net premiums and fees earned           $     247.2     $     261.7           -5.5%     $     500.7     $     493.4            1.5%
 Net investment income                          6.5             6.4            1.7             13.3            12.7            4.2
 Pretax operating income                $      12.1     $      22.8          -46.8%     $      19.7     $      35.6          -44.5%
                                        ============    ============    ============    ============    ============    ============

 Claims ratio                                  5.9%            5.9%                            6.0%            5.9%
 Expense ratio                                91.7            87.7                            92.6            89.4
                                        ------------    ------------                    ------------    ------------
   Composite ratio                            97.6%           93.6%                           98.6%           95.3%
                                        ============    ============                    ============    ============

Title premium and fee revenues dropped by 5.5% in this year's second quarter but rose by 1.5% in the first half. For both 2006 periods, profit margins in underwriting/service operations deteriorated significantly. Substantially all of the margin compression occurred in the segment's direct operations, most of which are concentrated in the Western United States. Revenues in that region dropped by 26.6 percent in this year's second quarter and 25.1 percent in the first half. The resulting production levels in that region have been much lower than necessary to support the related operating expense structure. As a consequence of the relatively greater expense load, the segment posted a much higher composite underwriting ratio in this year's second quarter and first half. Slight net investment income growth in this segment was insufficient to offset the substantial reduction in underwriting/service profitability in 2006 to date.

Corporate and Other Operations

Old Republic's small life and health business, and the net corporate service costs of the parent holding company and internal services subsidiaries produced combined pretax losses of $2.9 million and $3.3 million in the second quarter and first six months of 2006, respectively. Life and health pretax income was affected adversely by greater life insurance claim costs in both periods of 2006. Overall net corporate expenses, however, were moderately lower year-over-year.

                                     -more-

Old Republic International Corporation
Add 4

Cash, Invested Assets and Shareholders' Equity

The following table shows the changes in consolidated cash and invested assets as well as shareholders' equity, as of the dates shown:

                                                                                 ($ in millions, except share data)
                                                               ---------------------------------------------------------------------
                                                                                                                    % Change
                                                                                                           -------------------------
                                                                   June         December        June        June `06/      June `06/
                                                                   2006           2005          2005         Dec `05       June `05
                                                               -----------    -----------    ----------    ----------     ----------
  Cash and invested assets:
      Total: As reported, with securities at market            $  7,512.9     $  7,394.1     $ 7,216.4          1.6%           4.1%
             With securities at cost                              7,574.6        7,317.3       7,006.8          3.5            8.1
      Per share: As reported, with securities at market             32.66          32.21         31.56          1.4            3.5
                 With securities at cost                            32.93          31.87         30.65          3.3            7.4
  Shareholders' equity:
      Total: As reported, with securities at market               4,130.6        4,024.0       4,068.9          2.6            1.5
             With securities at cost                              4,170.4        3,973.9       3,932.6          4.9            6.0
      Per share: As reported, with securities at market             17.96          17.53         17.80          2.5             .9
                 With securities at cost                       $    18.13     $    17.31     $   17.20          4.7%           5.4%
                                                               ===========    ===========    ==========    ==========     ==========

The investment portfolio reflects a current allocation of approximately 85 percent in fixed-maturity securities and 8 percent in equities. As in the past, it contains little or no exposure to real estate investments, mortgage-backed securities, derivatives, junk bonds, private placements or mortgage loans. The latest periods' changes in shareholders' equity, as reported, reflects principally additions from earnings in excess of dividend payments, offset by a decline in the value of investment securities carried at market values.

Effective January 1, 2006, the Company reclassified its long-term investments in U.S. Treasury Tax and Loss Bonds held by its mortgage guaranty insurance subsidiaries. The reclassification is intended to conform to more common industry reporting practices and to better align such assets with the corresponding long-term deferred income tax liabilities to which they relate. As a result of this reclassification, invested asset balances have been reduced and the prepaid income tax asset has been increased, while periodic operating cash flow and cash flow from investing activities have been adjusted by correspondingly identical amounts as shown in the following tables. The reclassification has no effect on the financial position or net income of the Company, nor does it call for the receipt or disbursement of any additional cash resources. The following table shows the effect of these adjustments on pertinent financial statement performance indicators as of the balance sheet dates and for the periods shown.

                                                                                                 ($ in millions)
                                                                             -------------------------------------------------------
                                                                                 June 30,          December 31,         June 30,
                                                                                  2006                2005                2005
                                                                             ---------------     ---------------    ----------------
  Cash and invested assets:
        Previous classification                                              $      7,981.4      $      7,939.9     $       7,762.2
        After reclassification                                                      7,512.9             7,394.1             7,216.4
              Change                                                                 (468.4)             (545.7)             (545.7)
  Total other assets:
        Previous classification                                                     3,671.1             3,603.2             3,282.1
        After reclassification                                                      4,139.6             4,149.0             3,827.9
              Change                                                         $        468.4      $        545.7     $         545.7
                                                                             ===============     ===============    ================

                                     -more-

Old Republic International Corporation
Add 5

                                                                                        ($ in millions)
                                                          --------------------------------------------------------------------------
                                                                   Six Months Ended                          Years Ended
                                                                       June 30,                              December 31,
                                                          ----------------------------------     -----------------------------------
                                                                2006               2005                2005               2004
                                                          ---------------    ---------------     ---------------    ----------------
  Cash flows from operating activites:
        Previous classification                           $        248.2     $        371.2      $        880.0     $         828.3
        After reclassification                                     325.5              324.7               833.6               775.5
              Change                                                77.3              (46.4)              (46.4)              (52.8)
  Cash flows from investing activites:
        Previous classification                                   (195.0)            (324.6)             (589.9)             (734.1)
        After reclassification                                    (272.3)            (278.1)             (543.5)             (681.3)
              Change                                      $        (77.3)    $         46.4      $         46.4     $          52.8
                                                          ===============    ===============     ===============    ================

Conference Call Information

Old Republic has scheduled a conference call at 3:00 p.m. EDT (2:00 p.m. CDT) today to discuss its second quarter 2006 performance and review ongoing trends. To access this call, log on to www.oldrepublic.com 15 minutes before the call to download the necessary software. A replay will be available through this website for 30 days.

About Old Republic

Chicago-based Old Republic International Corporation is an insurance holding company whose subsidiaries market, underwrite and provide risk management services for a wide variety of coverages primarily in the property and liability, mortgage guaranty, and title insurance fields. One of the nation's 50 largest publicly owned insurance organizations, Old Republic has assets of approximately $11.6 billion and shareholders' equity of $4.1 billion or $17.96 per share. Its current stock market valuation is approximately $5.0 billion, or $21.75 per share.

Safe Harbor Statement

Historical data pertaining to the operating results, liquidity, and other performance indicators applicable to an insurance enterprise such as Old Republic are not necessarily indicative of results to be achieved in succeeding years. In addition to the factors cited below, the long-term nature of the insurance business, seasonal and annual patterns in premium production and incidence of claims, changes in yields obtained on invested assets, changes in government policies and free markets affecting inflation rates and general economic conditions, and changes in legal precedents or the application of law affecting the settlement of disputed and other claims can have a bearing on period-to-period comparisons and future operating results.

Some of the statements made in this News Release and Company published reports, as well as oral statements or commentaries made by the Company's management in conference calls following earnings releases, can constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Of necessity, any such forward-looking statements, commentaries, or inferences involve assumptions, uncertainties, and risks that may affect the Company's future performance. With regard to Old Republic's General Insurance segment, its results can be affected, in particular, by the level of market competition, which is typically a function of available capital and expected returns on such capital among competitors, the levels of interest and inflation rates, and periodic changes in claim frequency and severity patterns caused by natural disasters, weather conditions, accidents, illnesses, work-related injuries, and unanticipated external events. Mortgage Guaranty and Title insurance results can be affected by similar factors and, most particularly, by changes in national and regional housing demand and values, the availability and cost of mortgage loans, employment trends, and default rates on mortgage loans. Mortgage guaranty results, in particular, also may be affected by various risk-sharing arrangements with business producers as well as the risk management and pricing policies of government sponsored enterprises. Life and health insurance earnings can be affected by the levels of employment and consumer spending, variations in mortality and health trends, and changes in policy lapsation rates. At the parent holding company level, operating earnings or

                                     -more-

Old Republic International Corporation
Add 6

losses are generally reflective of the amount of debt outstanding and its cost, interest income on temporary holdings of short-term investments, and period-to-period variations in the costs of administering the Company's widespread operations.

Any forward-looking statements or commentaries speak only as of their dates. Old Republic undertakes no obligation to publicly update or revise any and all such comments, whether as a result of new information, future events or otherwise, and, accordingly, they may not be unduly relied upon.

          For the latest news releases and other corporate documents on
                     Old Republic International Corporation
                           Visit: www.oldrepublic.com
                           Financial Tables Follow....


















                                     -more-

Old Republic International Corporation
Add 7

                                                         Old Republic International Corporation
                                                                FINANCIAL HIGHLIGHTS (*)
                                                           ($ in Millions, Except Share Data)
------------------------------------------------------------------------------------------------------------------------------------

                                             Quarters Ended                                     Six Months Ended
                                                June 30,                                            June 30,
                                    ----------------------------------                  ----------------------------------
                                         2006               2005           Change            2006              2005         Change
                                    --------------------------------------------------  --------------------------------------------
NET  INCOME:
      Total                                  $126.6            $172.3          -26.5%           $244.0             $286.6    -14.8%
                                    ================   ===============                  ===============   ================
      Per Share: Basic                        $0.55             $0.75          -26.7%            $1.06              $1.25    -15.2%
                                    ================   ===============                  ===============   ================
                 Diluted                      $0.54             $0.74          -27.0%            $1.05              $1.24    -15.3%
                                    ================   ===============                  ===============   ================

Average number of shares outstanding:
                 Basic                  230,013,892       228,629,783                      230,007,372        228,616,296
                                    ================   ===============                  ===============   ================
                 Diluted                232,240,816       231,190,413                      232,233,930        231,142,306
                                    ================   ===============                  ===============   ================

------------------------------------------------------------------------------------------------------------------------------------
COMPOSITION  OF  EARNINGS  PER  SHARE:
------------------------------------------------------------------------------------------------------------------------------------
Basic Earnings:
      Net operating income                    $0.53             $0.72          -26.4%            $1.02              $1.19    -14.3%
      Realized investment gains                0.02              0.03                             0.04               0.06
                                    ----------------   ---------------                  ---------------   ----------------
          Net income                          $0.55             $0.75          -26.7%            $1.06              $1.25    -15.2%
                                    ================   ===============                  ===============   ================
Diluted Earnings:
      Net operating income                    $0.52             $0.71          -26.8%            $1.01              $1.18    -14.4%
      Realized investment gains                0.02              0.03                             0.04               0.06
                                    ----------------   ---------------                  ---------------   ----------------
          Net income                          $0.54             $0.74          -27.0%            $1.05              $1.24    -15.3%
                                    ================   ===============                  ===============   ================

------------------------------------------------------------------------------------------------------------------------------------
FINANCIAL POSITION SUMMARY:
------------------------------------------------------------------------------------------------------------------------------------

                                                                              June 30,        December 31,        June 30,
                                                                                2006              2005              2005
                                                                          ----------------  ---------------   ----------------
Assets:
  Cash and fixed maturity securities                                             $6,757.2         $6,675.4           $6,637.5
  Equity securities                                                                 599.3            552.4              416.5
  Other invested assets                                                             156.4            166.3              162.4
                                                                          ----------------  ---------------   ----------------
      Cash and invested assets                                                    7,512.9          7,394.1            7,216.4
  Accounts and premiums receivable                                                  796.3            803.4              620.2
  Federal income tax recoverable: current                                             5.8                -               44.2
  Reinsurance balances recoverable                                                2,233.1          2,167.2            2,008.9
  Prepaid federal income taxes                                                      468.4            545.7              545.7
  Sundry assets                                                                     635.7            632.5              608.7
                                                                          ----------------  ---------------   ----------------
      Total                                                                     $11,652.5        $11,543.2          $11,044.4
                                                                          ================  ===============   ================

Liabilities and Shareholders' Equity:
  Policy liabilities                                                             $1,259.4         $1,228.1           $1,094.4
  Benefit and claim reserves                                                      5,134.1          4,939.8            4,706.4
  Federal income tax payable: current                                                   -            129.3                  -
                              deferred                                              398.9            421.6              563.1
  Debt                                                                              142.1            142.7              142.7
  Sundry liabilities                                                                587.2            657.4              468.6
  Shareholders' equity                                                            4,130.6          4,024.0            4,068.9
                                                                          ----------------  ---------------   ----------------
      Total                                                                     $11,652.5        $11,543.2          $11,044.4
                                                                          ================  ===============   ================

Number of shares outstanding                                                  230,026,330      229,575,404        228,641,223
                                                                          ================  ===============   ================
------------------------------------------------------------------------------------------------------------------------------------

(*) Per share data reflect adjustments for the 25% stock dividend issued in December 2005.


                                     -more-

Old Republic International Corporation
Add 8

                                                   Old Republic International Corporation
                                                        SEGMENTED OPERATING SUMMARY
                                                              ($ in Millions)
------------------------------------------------------------------------------------------------------------------------------------


                   Net                                                                                         Pretax
                Premiums        Net                                                  Sales                   Operating    Composite
                 & Fees     Investment      Other      Operating      Benefits      & Other        Total       Income   Underwriting
  Segment        Earned       Income       Income       Revenues      & Claims      Expenses     Expenses      (Loss)       Ratios
------------  ------------ ------------ ------------  ------------  ------------  -----------  ------------ ------------ -----------
Quarter Ended June 30, 2006
---------------------------
General            $473.0        $53.7         $4.7        $531.5        $310.2       $115.9        $426.2       $105.2       89.0%
Mortgage            110.2         17.6          3.1         131.0          39.2         28.0          67.2         63.7       58.2%
Title               247.2          6.5          0.1         253.8          14.6        227.0         241.7         12.1       97.6%
Other                17.8          4.6          1.6          24.2           9.8         17.3          27.2         (2.9)        ---
              ----------------------------------------------------------------------------------------------------------
Consolidated       $848.4        $82.6         $9.6        $940.7        $373.9       $388.4        $762.4       $178.2       87.9%
              ========================================================================================================== ===========

Quarter Ended June 30, 2005
---------------------------
General            $461.3        $47.8         $4.0        $513.2        $311.2       $115.4        $426.7        $86.4       91.5%
Mortgage            108.5         17.4          4.2         130.3          34.2         28.1          62.3         67.9       53.5%
Title               261.7          6.4          0.1         268.2          15.3        230.0         245.3         22.8       93.6%
Other                16.0          4.1          0.1          20.3           8.6         14.3          22.9         (2.6)        ---
              ----------------------------------------------------------------------------------------------------------
Consolidated       $847.6        $75.8         $8.5        $932.1        $369.4       $387.9        $757.4       $174.6       87.6%
              ========================================================================================================== ===========

------------------------------------------------------------------------------------------------------------------------------------

Six Months Ended June 30, 2006
------------------------------
General            $933.0       $106.6         $8.7      $1,048.4        $606.7       $239.3        $846.1       $202.3       89.6%
Mortgage            219.2         36.8          6.1         262.3          81.5         56.8         138.4        123.8       60.3%
Title               500.7         13.3          0.1         514.2          30.2        464.2         494.4         19.7       98.6%
Other                39.2          8.4          3.3          51.0          20.8         33.5          54.3         (3.3)        ---
              ----------------------------------------------------------------------------------------------------------
Consolidated     $1,692.2       $165.3        $18.5      $1,876.1        $739.4       $794.0      $1,533.4       $342.6       88.8%
              ========================================================================================================== ===========

Six Months Ended June 30, 2005
------------------------------
General            $892.4        $95.7         $7.6        $995.8        $599.4       $225.0        $824.4       $171.3       91.4%
Mortgage            213.9         35.0          8.3         257.3          68.1         56.5         124.7        132.5       54.4%
Title               493.4         12.7          0.3         506.6          29.1        441.7         470.9         35.6       95.3%
Other                36.6          7.6          0.2          44.5          19.0         29.8          48.9         (4.3)        ---
              ----------------------------------------------------------------------------------------------------------
Consolidated     $1,636.5       $151.2        $16.5      $1,804.4        $715.8       $753.2      $1,469.1       $335.2       88.0%
              ========================================================================================================== ===========

------------------------------------------------------------------------------------------------------------------------------------

Fiscal Twelve Months Ended June 30, 2006
----------------------------------------
General          $1,845.7       $208.0        $16.5      $2,070.3      $1,214.2       $475.0      $1,689.2       $381.0       90.6%
Mortgage            434.8         71.9         14.2         521.0         173.0        112.9         285.9        235.0       62.5%
Title             1,089.1         26.5          0.5       1,116.2          65.8        977.4       1,043.3         72.8       95.7%
Other                72.9         17.6         14.5         105.1          35.8         68.3         104.2          0.8         ---
              ----------------------------------------------------------------------------------------------------------
Consolidated     $3,442.6       $324.2        $45.8      $3,812.7      $1,489.0     $1,633.8      $3,122.8       $689.8       88.9%
              ========================================================================================================== ===========

Fiscal Twelve Months Ended June 30, 2005
----------------------------------------
General          $1,742.6       $189.6        $15.4      $1,947.8      $1,159.5       $441.5      $1,601.1       $346.7       90.8%
Mortgage            418.0         69.4         16.8         504.3         150.1        113.9         264.1        240.1       59.1%
Title             1,015.8         25.8          0.6       1,042.3          59.6        928.7         988.4         53.9       97.2%
Other                68.7         15.3          0.5          84.6          36.2         65.7         102.0        (17.3)       ---
              ----------------------------------------------------------------------------------------------------------
Consolidated     $3,245.2       $300.3        $33.5      $3,579.1      $1,405.6     $1,550.0      $2,955.6       $623.4       89.3%
              ========================================================================================================== ===========
------------------------------------------------------------------------------------------------------------------------------------






                                     -more-

Old Republic International Corporation
Add 9

                                                   Old Republic International Corporation
                                                       SEGMENTED OPERATING STATISTICS
                                                               ($ in Millions)
------------------------------------------------------------------------------------------------------------------------------------

                                                                Quarters Ended                             Six Months Ended
                                                                    June 30,                                   June 30,
                                                       ---------------------------------           ---------------------------------
                                                            2006              2005                      2006              2005
                                                       ---------------------------------           ---------------------------------
General Insurance:
      Benefits and claims ratio                                 65.6%             67.5%                     65.0%             67.2%
      Expense ratio                                             23.4%             24.0%                     24.6%             24.2%
                                                       ---------------   ---------------           ---------------   ---------------
         Composite ratio                                        89.0%             91.5%                     89.6%             91.4%
                                                       ===============   ===============           ===============   ===============

      Paid loss ratio                                           52.7%             51.4%                     50.4%             50.5%
                                                       ===============   ===============           ===============   ===============


Mortgage Guaranty:
      New insurance written: Traditional Primary             $4,460.6          $5,326.8                  $8,353.1         $10,032.4
                             Bulk                               981.9           2,465.2                   4,238.8           5,764.8
                             Other                               89.4               3.5                     140.7              43.4
                                                       ---------------   ---------------           ---------------   ---------------
                             Total                           $5,532.0          $7,795.7                 $12,732.8         $15,840.7
                                                       ===============   ===============           ===============   ===============

      Net risk in force: Traditional Primary                                                            $14,502.0         $15,126.5
                         Bulk                                                                             1,891.8           1,203.9
                         Other                                                                              587.8             576.2
                                                                                                   ---------------   ---------------
                         Total                                                                          $16,981.7         $16,906.7
                                                                                                   ===============   ===============

      Earned premiums: Direct                                  $129.8            $128.1                    $258.8            $252.7
                                                       ===============   ===============           ===============   ===============
                       Net                                     $110.2            $108.5                    $219.2            $213.9
                                                       ===============   ===============           ===============   ===============

      Persistency/Traditional Primary                                                                       68.1%             66.6%
                                                                                                   ===============   ===============

      Delinquency ratio: Traditional Primary                                                                4.08%             3.82%
                                                                                                   ===============   ===============
                         Bulk                                                                               3.24%             3.25%
                                                                                                   ===============   ===============

      Claims ratio                                              35.6%             31.5%                     37.2%             31.9%
      Expense ratio                                             22.6%             22.0%                     23.1%             22.5%
                                                       ---------------   ---------------           ---------------   ---------------
         Composite ratio                                        58.2%             53.5%                     60.3%             54.4%
                                                       ===============   ===============           ===============   ===============

      Paid loss ratio                                           36.7%             30.6%                     34.9%             31.1%
                                                       ===============   ===============           ===============   ===============


Title Insurance:
      Direct orders opened                                     89,153           107,277                   176,064           206,302
                                                       ===============   ===============           ===============   ===============
      Direct orders closed                                     69,861            87,228                   137,970           164,346
                                                       ===============   ===============           ===============   ===============

      Claims ratio                                               5.9%              5.9%                      6.0%              5.9%
      Expense ratio                                             91.7%             87.7%                     92.6%             89.4%
                                                       ---------------   ---------------           ---------------   ---------------
         Composite ratio                                        97.6%             93.6%                     98.6%             95.3%
                                                       ===============   ===============           ===============   ===============

      Paid loss ratio                                            6.1%              5.2%                      5.1%              5.1%
                                                       ===============   ===============           ===============   ===============




                                      -30-